UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2024

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The audited financial statements for the year ended December 31, 2023 of Movella Holdings Inc. (the “Company”) are not yet available. The Company currently expects to report cash and cash equivalents on its condensed consolidated unaudited balance sheet as of December 31, 2023, of approximately $42.2 million, compared to $14.3 million as of the same period last year, and $47.3 million on its condensed consolidated unaudited balance sheet as of September 30, 2023. The estimated cash and cash equivalents amount is preliminary and unaudited, represents management’s estimate as of the date of this Current Report on Form 8-K, is subject to completion of the Company’s financial closing procedures for the fourth quarter and year ended December 31, 2023, and does not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2023, or the Company’s results of operations for the year ended December 31, 2023. It is a current estimate only, subject to change and may not reflect actual results. The actual financial results may differ materially from the preliminary estimated financial information.

The information under Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in the Company’s Current Report on Form 8-K filed on November 16, 2023, the Company received a notice from the Listing Qualifications Staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) on November 16, 2023 indicating that the Company was not in compliance with Nasdaq’s Listing Rule 5250(c)(1) (the “Rule”) because it did not timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Quarterly Report”) with the Securities and Exchange Commission (the “SEC”).

As previously disclosed in a Notification of Late Filing on Form 12b-25, filed with the SEC on November 15, 2023, the Company was unable to file the Quarterly Report by the prescribed due date.

On January 26, 2024, the Company received a notice (the “Notice”) from the Staff notifying the Company that it has been granted an exception to enable the Company to regain compliance with the Rule pursuant to the following terms: on or before May 13, 2024, the Company must file the Quarterly Report, as required by the Rule. In the event the Company does not satisfy the terms of the exception, the Staff will provide written notification that the Company’s securities will be delisted.

The Notice has no immediate effect on the listing of the Company’s securities. There can be no assurance that the Company will regain compliance with the Rule or maintain compliance with any of the other Nasdaq continued listing requirements.

The Company believes that it will regain compliance with the Rule once the Quarterly Report is filed with the SEC.

Forward Looking Statements

The disclosure contained in this current report contains “forward-looking statements” within the meaning of federal securities laws. The words “accelerate,” “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “expect,” “extend,” “fuel,” “future,” “growth,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “progress,” “project,” “realize,” “see,” “seem,” “should,” “will,” “would,” and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements relating to the Company’s ability to regain and maintain compliance with Nasdaq’s listing and continued listing requirements. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the Company’s ability to timely engage a new independent registered public accounting firm; the timing of completion of necessary restatements of the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, and June 30, 2023 (the “Interim Financial Statements”), interim reviews and audits by a new independent registered public accounting firm; the impact of the internal investigation, the restatements, or the delay in the completion of financial statements for subsequent periods on the Company, its management, operations and reputation; the risk of litigation or regulatory action arising from: the internal investigation and its findings, the failure to timely file the Quarterly Report on

Form 10-Q for the quarter ended September 30, 2023 or any subsequent period, or the restatements of the Interim Financial Statements; the ability of the Company to regain and maintain compliance with Nasdaq’s continued listing requirements; the impact of the internal investigation and the restatements of the Interim Financial Statements on the value of the Company’s common stock; the risk that the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 or any subsequent period or the restatements of the Interim Financial Statements will take longer than anticipated; as well as the factors described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-K for the year ended December 31, 2022 and Form 8-K/A filed March 31, 2023, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023 under the heading “Risk Factors,” and in those documents that the Company will file with the SEC in the future. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this current report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

January 30, 2024

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer